IMMTECH INTERNATIONAL, INC.
                                LOCK-UP AGREEMENT


January 28, 1999

Westport Resources Investment Services, Inc.
The New China Hong Kong Securities Ltd.
As Representatives of the
  Several Underwriters
c/o Westport Resources Investment Services, Inc.
315 Post Road West
P.O. Box 3039
Westport, Connecticut  06380

Ladies and Gentlemen:

The undersigned is currently a securityholder of Immtech International, Inc. (the "Company") and wishes to facilitate the public offering (the "Offering") of Common Stock of the Company ("Common Stock") pursuant to a Registration Statement (the "Registration Statement") to be declared effective by the Securities and Exchange Commission (the "Commission").

In consideration of the foregoing, in order to induce you to act as underwriters in the Offering, and for other good and valuable consideration, receipt of which is hereby acknowledged, the undersigned hereby irrevocably agrees that it will not, directly or indirectly, sell, offer, contract to sell, transfer the economic risk of ownership in, make any short sale, pledge, loan or otherwise dispose of (each, a "Disposition") any shares of Common Stock or any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable or exercisable for or any other rights to purchase or acquire Common Stock (collectively, "Securities"), without the prior written consent of Westport Resources Investment Services, Inc. acting alone or of each of the Representatives of the Underwriters acting jointly, beginning on the date of the prospectus and ending 365 days from the date of the final prospectus related to the Offering (the "Lock-Up Period").

Notwithstanding the foregoing: (i) if the undersigned is a corporation or partnership, it may distribute Securities on a pro rata basis to shareholders or limited partners, respectively, so long as such transaction does not involve a disposition for value; and (ii) if the undersigned is an individual, he or she may transfer Securities either during his or her lifetime or, on death, by will or intestacy, to his or her immediate family or to a trust the beneficiaries of which are exclusively the undersigned and/or a member or members of his or her immediate family; provided in each such case, however, that prior to any such transfer, each donee, transferee or distributee shall execute an agreement, satisfactory to Westport Resources Investment Services, Inc., pursuant to which each donee, transferee or distributee shall agree to receive and hold such Securities subject to the provisions hereof, and there shall be no further transfer except in accordance with the provisions hereof. For the purposes of this paragraph, "immediate family" shall mean spouse, lineal descendant, father, mother, brother or sister of the transferor.

Westport Resources Investment Services, Inc.
The New China Hong Kong Securities Ltd.
January 28, 1999
Page 2


The foregoing restriction on Dispositions is expressly agreed to preclude the holder of the Securities form engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period even if such Securities would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from Securities.

The undersigned hereby waives any rights of the undersigned to sell shares of Common Stock or any other security issued by the Company pursuant to the Registration Statement, and acknowledges and agrees that for a period of 365 days from the effective date of the Registration Statement, the undersigned has no right to require the Company to register under the Securities Act of 1933 such Common Stock or other securities issued by the Company and beneficially owned by the undersigned.

The undersigned understands that the agreements of the undersigned are irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns. The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent against the transfer of Common Stock or other securities of the Company held by the undersigned except in compliance with this agreement.

                                    Very truly yours,


Dated:_________________________     _________________________________________
                                    Signature


                                    _________________________________________
                                    Printed Name and Title


                                    _________________________________________
                                    Address


                                    _________________________________________

                                    _________________________________________

Westport Resources Investment Services, Inc.
The New China Hong Kong Securities Ltd.
January 28, 1999
Page 3

At the request of the Company, Westport Resources Investmet Services, Inc. irrevocably waives its rights to release any shareholder from the attached lock-up during the Lock-Up Period. At the request of Westport Resources Investment Services, Inc. the Company acknowledges the foregoing lock-up agreement and agrees that it will not allow any shares to be transferred of record in contravention thereof.


Immtech International, Inc.

By:________________________

Westport Resources Investment Services, Inc.

By:________________________